                WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT
                ----------------------------------------------

     THIS WAIVER AND FIRST AMENDMENT TO CREDIT AGREEMENT ("Waiver and
                                                           ----------
Amendment"), dated as of October 12, 2001, is entered into by and among ARTESYN
---------
TECHNOLOGIES, INC., a Florida corporation (the "Company"), as a borrower,
                                                -------
ARTESYN CAYMAN LP, a Cayman Islands exempted limited partnership, ARTESYN NORTH AMERICA, INC., a Delaware corporation and ARTESYN TECHNOLOGIES COMMUNICATION PRODUCTS, INC., a Wisconsin corporation, as the initial Subsidiary Borrowers, the financial institutions party to the Credit Agreement, as Lenders and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

                                   RECITALS
                                   --------

     A. The Company, certain Subsidiary Borrowers, the Guarantors, the Lenders, and the Administrative Agent are parties to a Credit Agreement dated as of January 23, 2001 (the "Credit Agreement") pursuant to which the Administrative
                       ----------------
Agent and the Lenders have extended certain credit facilities to the Company and certain of its Subsidiaries.

     B. The Company has requested that the Lenders waive on a temporary basis certain provisions of the Credit Agreement and agree to certain amendments of the Credit Agreement.

     C. The Required Lenders are willing to grant such temporary waivers and to amend the Credit Agreement, subject to the terms and conditions of this Waiver and Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

     2.  Waiver.
         ------

         (a) Subject to and upon the terms and conditions hereof, the Lenders hereby waive (i) performance or observance of the covenants set forth in Sections 6.11, 6.12 and 6.13 of the Credit Agreement solely with respect to the fiscal quarter and Test Period ending on or nearest September 30, 2001 and (ii) any Default or Event of Default arising pursuant to Section 8.01(b) solely due to the representation set forth in the last sentence of Section 5.05 being remade during the Waiver Period in respect of an event or circumstance which constitutes a Material Adverse Effect under clause (a) or (b) of the definition thereof in the Credit Agreement and which Default or Event of Default is a consequence of events or circumstances that occurred prior to the beginning of the Waiver Period (collectively, the "Waived Defaults").
                                      ---------------

         (b) Nothing contained herein shall be deemed a waiver of (or otherwise affect the Administrative Agent's or the Lenders' ability to enforce) any Default or Event of Default (other than the Waived Defaults), including without limitation any Default or Event of Default that may now or hereafter exist and arise from or otherwise be related to the Waived Defaults

                                       1.

(including without limitation any cross-default arising under the Credit Agreement by virtue of any matters resulting from the Waived Defaults).

           (c) Notwithstanding any provision set forth in this Waiver and Amendment, the waivers set forth in Section 2(a) in respect of any of Waived
                                    ------------
Defaults arising under the Credit Agreement shall immediately and automatically cease to be in effect, and any Default or Event of Default which had been waived thereby shall automatically be reinstated on the earlier to occur of (i) December 1, 2001, (ii) the date any of the representations and warranties of any party to this Waiver and Amendment, other than the Administrative Agent and the Lenders (such parties being collectively referred to herein as the "Artesyn
                                                                    -------
Parties"), set forth in this Waiver and Amendment are determined to be
-------
incorrect, (iii) the date there occurs any Default or Event of Default under the Credit Agreement (other than as waived hereby) or (iv) the date of the breach or nonobservance of any covenant set forth in this Waiver and Amendment (the period beginning on the Effective Date and terminating on the earliest to occur of the dates described in clauses (i) through (iv) preceding being referred to herein as the "Waiver Period").
        -------------

      3.   Amendments to Credit Agreement.
           ------------------------------

           (a) Section 1.01 of the Credit Agreement shall be amended:

               (i)   at the definition of "Default Rate" by deleting it in its
                                          ------------
           entirety and replacing it with the definition set forth in Exhibit A
                                                                      ---------
           hereto.

               (ii) by inserting the following additional defined term immediately after the definition of "Eligible Assignee":
                                               -----------------

               "`Eligible Securities' means (a) Indebtedness comprised of
               -------------------
               borrowed money debt (including notes, bonds, debentures and subordinated debt), other than Indebtedness referred to in
               Section 7.03(f), (b) Synthetic Lease Obligations, (c) any Capital
               ---------------
               Lease incurred pursuant to a sale-leaseback of property, or (d) capital stock or other equity securities other than the issuance of equity securities to officers, directors or employees of the Company or its Subsidiaries pursuant to any officer, director or employee compensation plan or arrangement approved by the Company's board of directors."

               (iii) by inserting the following additional defined term immediately after the definition of "Event of Default":
                                               ----------------

               "`Event of Loss' means, with respect to any Property, any of the
                 -------------
               following: (a) any loss, destruction or damage of or to such Property, (b) any pending or threatened institution of any proceedings for the condemnation or seizure or such Property or
               (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such property, or confiscation of such Property or the requisition or use of such Property."

                                       2.

               (iv) by inserting the following additional defined term immediately after the definition of "Federal Funds Rate":
                                               ------------------

               "`First Amendment' means the Waiver and First Amendment to Credit
                 ---------------
          Agreement dated as of October 12, 2001 among the parties hereto."

          (b)  The Credit Agreement shall be amended by adding Exhibit B hereto
                                                               ---------
          as a new Section 2.06A.

          (c)  Section 2.09 of the Credit Agreement shall be amended by:

               (i) inserting at the end of Section 2.09(a) the phrase "or during any time when Credit Extensions are restricted in accordance with Section 4(j) of the First Amendment"; and

               (ii) inserting at the end of Section 2.09(b) the phrase "or during any time when Credit Extensions are restricted in accordance with Section 4(j) of the First Amendment".

          (d)  Section 8.01(c) of the Credit Agreement shall be amended by:

          (i) inserting in clause (i) of Section 8.01(c) the phrase "or Section 4(a), (b), (c), (d), (f), (g) or (h) of the First Amendment" immediately after the phrase "or Article VII"; and
                                           -----------

          (ii) inserting in clause (ii) of Section 8.01(c) the phrase "or any other Loan Document" immediately after the phrase "contained in this Agreement".

     4.   Waiver Covenants. Each Borrower covenants and agrees that on and after
          ----------------
the date hereof and until the Commitments and all Letters of Credit have terminated, and the Loans, any Unreimbursed Amounts and the Notes, together with interest, any commitment, utilization or other fees, and all other obligations incurred hereunder and thereunder, are paid in full:

          (a) The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly, make any investments (whether through purchase of stock or obligations or otherwise) or acquisitions which would otherwise be permitted pursuant Section 7.05(g) of the Credit Agreement.

          (b) The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly, make any investments, loans or advances which would otherwise be permitted pursuant Section 7.05(h) of the Credit Agreement, except that the Company and its Subsidiaries may make loans and advances to contract manufacturers, suppliers and employees of the Company and its Subsidiaries in the ordinary course of business in accordance with and consistent with past practice.

          (c) The Company shall not declare or pay any dividends or make a distribution of any kind (including by redemption or purchase), other than dividends in the form of the Company's stock, on its outstanding capital stock.

                                       3.

          (d) The Company shall not, nor shall it permit any Subsidiary to, form or acquire any new Subsidiary.

          (e) (i) Commencing with the end of September 2001, the Company shall provide to the Administrative Agent within 15 Business Days after the end of each month (A) a consolidated unaudited balance sheet of the Company, and the related statement of income and statement of cash flow, as of the close of such period, all of the foregoing prepared by the Company in reasonable detail in accordance with GAAP (subject only to normal year-end audit adjustments and the absence of footnotes) and certified by the Company's Responsible Officer as fairly presenting the financial condition as at the dates thereof and the results of operations for the periods covered thereby and (B) a senior management commentary on each of the foregoing, each in a form satisfactory to the Administrative Agent.

              (ii) Commencing with the week ending October 12, 2001, the Company shall provide to the Administrative Agent within five Business Days after the end of each week, a cash forecast substantially in the form delivered to the Lenders on October 3, 2001 for the 12 week period then commencing prepared by the Company in reasonable detail and stating the assumptions used in the preparation thereof.

          (f) The Company shall not, nor shall it permit any Subsidiary to, directly or indirectly, enter into or incur after the date hereof any Contractual Obligation that would restrict or prohibit (whether on an absolute or contingent basis) the granting, provision or incurring by the Company or any of its Subsidiaries of Liens securing obligations associated with borrowed money debt (any such provision, a "negative pledge"); provided, however, that this
                                                --------
subsection shall not prohibit any negative pledge incurred or provided in favor of any holder of purchase money Indebtedness permitted under Section 7.03(c) of the Credit Agreement or Indebtedness permitted under Section 7.03(d) of the Credit Agreement, in each case solely to the extent such negative pledge relates to Property financed by such Indebtedness.

          (g) Notwithstanding the waiver of the Waived Defaults in accordance with Section 2(a), the Borrowers agree that for the period beginning at the
     ------------
start of the Waiver Period and ending on December 1, 2001, unless an Event of Default has occurred on or prior to December 1, 2001 which is not waived by the First Amendment, in which case such period shall not end on December 1, 2001 but shall instead continue for so long as such Event of Default continues to exist (such period being referred to herein as the "Specified Period"), each Borrower
                                              ----------------
shall pay interest on the principal amount of all of its respective outstanding Obligations at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law.

          (h) The Company agrees that for the Specified Period the Company shall, in addition to the commitment fee required under Section 2.09(a) of the Credit Agreement, pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a supplemental commitment fee in Dollars equal to the rate specified in the table below times the actual daily amount by which the Aggregate Commitments exceed the sum of (i) the Outstanding Amount of Committed Loans and (ii) the Outstanding Amount of L/C Obligations.

                                       4.

               ------------------------------------------------
                 Ratio of Consolidated Total      Supplemental
                       Indebtedness to             Commitment
                     Consolidated EBITDA              Fee

               ------------------------------------------------
                     Less than or equal to           0.300%
                         1.00 to 1.00
               ------------------------------------------------
                  Less than or equal to 1.50         0.275%
                   to 1.00 but greater than
                         1.00 to 1.00
               ------------------------------------------------
                  Less than or equal to 2.00         0.225%
                   to 1.00 but greater than
                         1.50 to 1.00
               ------------------------------------------------
                  Less than or equal to 2.50         0.175%
                   to 1.00 but greater than
                         2.00 to 1.00
               ------------------------------------------------
                   Greater than 2.50 to 1.00         0.125%
               ------------------------------------------------


The supplemental commitment fee shall accrue at all times during the Specified Period and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date. The supplemental commitment fee shall be calculated quarterly in arrears, and if there is any change in the rate specified in the table above during any quarter, the actual daily amount shall be computed and multiplied by the rate specified in the table below separately for each period during such quarter that such rate was in effect. The supplemental commitment fee shall accrue at all times during the Specified Period, including at any time during which one or more of the conditions in Article IV of the Credit Agreement is not met or during any time when Credit Extensions are restricted in accordance with Section 4(j). Nothing
                                                         ------------
contained herein shall be deemed to create any express or implied obligation on the part of the Lenders to extend the Waiver Period beyond November 30, 2001.

          (i) The Company and its Subsidiaries will not make, during the Specified Period, capital expenditures (as defined in accordance with GAAP) in excess of $3,000,000 in the aggregate for all such Persons on a consolidated basis.

          (j) Notwithstanding any other term or provision of this Waiver and Amendment or the Credit Agreement to the contrary, neither the Company nor any other Borrower shall request a Credit Extension at any time during the Specified Period, unless agreed in advance by the Required Lenders in their sole discretion.

     5.   Representations and Warranties.  The Company and each of the other
          ------------------------------
Artesyn Parties hereby represent and warrant to the Administrative Agent and the Lenders as follows:

          (a) No Default or Event of Default (other than the Waived Defaults) has occurred and is continuing.

                                       5.

          (b) The execution, delivery and performance by the Company and the other Artesyn Parties of this Waiver and Amendment has been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. This Waiver and Amendment and the Credit Agreement as amended by this Waiver and Amendment each constitute the legal, valid and binding obligation of the Company and each of the other Artesyn Parties which are parties thereto, respectively, enforceable against them in accordance with their respective terms, without defense, counterclaim or offset.

          (c) None of the Organization Documents of the Company or any of the other Artesyn Parties has been amended or modified since January 23, 2001.

          (d) Other than the last sentence of Section 5.05 of the Credit Agreement, all representations and warranties of the Company and each of the other Artesyn Parties contained in the Credit Agreement are true and correct as of the Effective Date.

          (e) There are no Subsidiary Borrowers other than those Artesyn Parties executing this Waiver and Amendment as Subsidiary Borrowers.

          (f) The Outstanding Amount of all Loans and L/C Obligations together is equal to or less than $150,000,000.

          (g) Neither the Company nor any of its Subsidiaries has entered into or incurred any Contractual Obligation which consists of or contains a negative pledge (as defined in Section 4(f)).
                      ------------

          (h) The Company and each of the other Artesyn Parties is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent, the Lenders, any of their respective Affiliates or any other Person and hereby acknowledge and agree that they are not aware (i) of any claim or cause of action against the Administrative Agent, any Lender or any of their respective Affiliates, directors, officers, agents or employees, arising from or in connection with the Loan Documents or otherwise and (ii) that there are any claims, demands, offsets or defenses at law or in equity that would defeat or diminish the rights and remedies of Administrative Agent or the Lenders under the Loan Documents.

     6.   Effective Date.  This Waiver and Amendment will become effective upon
          --------------
the date not earlier than the date hereof when each of the following conditions precedent is satisfied (the "Effective Date"):
                             --------------

          (a) The Administrative Agent has received from the Company, the Subsidiaries of the Company party hereto and each of the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Waiver and Amendment by no later than 12:00 noon (Pacific time) on October 11, 2001.

          (b) The Administrative Agent has received from the Company, each of the other Artesyn Parties and each Guarantor a copy of a resolution passed by the board of directors

                                       6.

of such corporation (or other evidence satisfactory to the Administrative Agent in the case of such a Person which is not a corporation), certified by the secretary or an Assistant Secretary of such corporation (or such other Person satisfactory to the Administrative Agent in the case of such a Person which is not a corporation) as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Waiver and Amendment and/or the Guarantors' Consent, as the case may be.

          (c) The Administrative Agent shall have received from the Company a certificate of a Responsible Officer of the Company dated as of the Effective Date stating that all representations and warranties contained herein are true and correct on and as of the Effective Date as though made on and as of such date.

          (d) The Administrative Agent shall have received an irrevocable notice in the form of Exhibit C hereto from the Company in accordance with Section 2.06
               ---------
of the Credit Agreement permanently reducing the Aggregate Commitments to an amount not greater than $150,000,000 (and in respect of such notice, the Administrative Agent and the Required Lenders hereby waive, on a one time basis, the requirement that such notice be received five Business Days prior to the date of such reduction).

          (e) The Administrative Agent shall have received opinions of counsel to the Company, the other Artesyn Parties and the Guarantors addressed to the Administrative Agent and each of the Lenders, in form and substance satisfactory to the Administrative Agent.

          (f) The Administrative Agent shall have received from the Company for the account of each Lender having executed and delivered a counterpart of this Waiver and Amendment prior to 12:00 noon (Pacific time) on October 11, 2001, a waiver and amendment fee in the amount of 0.25% (25 basis points) of such Lender's Commitment. Such fee shall be fully earned on the date so paid and shall be nonrefundable.

          (g) The Administrative Agent shall have received from each of the Guarantors a duly executed original (or, if elected by the Agent, an executed facsimile copy) of a Guarantors' Acknowledgment and Consent in the form attached hereto as Exhibit D (the "Guarantors' Consent").
          ---------       -------------------

     7.   Reservation of Rights.  The Company, on behalf of itself and each of
          ---------------------
its Subsidiaries, acknowledges and agrees that neither the Administrative Agent's nor the Lenders' forbearance during the Waiver Period in exercising their rights and remedies in connection with the Waived Defaults, nor the execution and delivery by the Administrative Agent and the Lenders of this Waiver and Amendment, shall be deemed (i) to create a course of dealing or otherwise obligate the Administrative Agent or the Lenders, or any of their respective Affiliates or Subsidiaries, to forbear or execute similar waivers under the same or similar circumstances in the future, (ii) to waive, relinquish or impair any right of the Administrative Agent or the Lenders to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to the Waived Defaults (other than the Obligation of the Guarantors to make during the Waiver Period any payment under a Guaranty to the extent resulting from the Waived Defaults), (iii) a commitment or agreement by the Administrative Agent or the Lenders, or any of their respective Affiliates or Subsidiaries, to provide financing or

                                       7.

credit to the Company or any of its Subsidiaries, other than as expressly set forth in the Credit Agreement as amended by this Amendment and Waiver or (iv) to create any obligation to extend the Waiver Period beyond its termination, as determined in accordance with Section 2(c) of this Waiver and Amendment (and the
                              ------------
Company and the other Artesyn Parties hereby acknowledge that time is of the essence in the determination of the termination of the Waiver Period).

     8.   Miscellaneous.
          -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Waiver and Amendment. This Waiver and Amendment shall be deemed to be a "Loan Document" for all purposes of the Credit Agreement and all other Loan Documents.

          (b) This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver and Amendment.

          (c) THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE
                                                --------
AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (d) This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a party hereto shall bind such party with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

          (e) This Waiver and Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Waiver and Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

          (f) If any term or provision of this Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver and Amendment or the Credit Agreement, respectively.

                                       8.

          (g) No Artesyn Party shall include any reference (written or oral) to the Administrative Agent, any Lender or any Loan Document in any public statement, disclosure, filing or press release unless the inclusion of such reference is required by applicable Law (in the reasonable opinion of the Company and its counsel). To the extent any such reference is made none of the Administrative Agent or any Lender shall be deemed to have approved, consented to or otherwise authorized the same, unless such approval, consent or authorization shall be in writing executed by the Administrative Agent and each Lender referred to therein.

          (h) The Company covenants to pay to or reimburse the Administrative Agent and the Lenders, upon demand, for all costs and expenses (including reasonable attorneys' fees and allocated costs of in-house counsel) (i) incurred in connection with the development, preparation, negotiation, execution and delivery of this Waiver and Amendment and the administration of the Waived Defaults or potential Default, including without limitation appraisal, audit, search and filing fees incurred in connection therewith, (ii) incurred in connection with the retention of the Consultant and representing fees and expenses for services rendered by the Consultant and (iii) any and all other accrued but unpaid amounts due and owing in accordance with Section 11.04 of the Credit Agreement.

          (i) (a) The Company acknowledges that the Administrative Agent has engaged PricewaterhouseCoopers LLP (the "Consultant") on behalf of the Lenders
                                         ----------
to, among other things, (i) evaluate and verify financial information prepared by the Company and its Subsidiaries and Affiliates, (ii) investigate, evaluate and advise the Lenders and the Administrative Agent concerning certain financial and operational issues relating to the cash flow projections of the Company and the business plan, inventory and other material balance sheet items of the Company and its Subsidiaries, and (iii) meet periodically with and report to the Lenders and the Administrative Agent concerning it's findings and recommendations. The Company further acknowledges that the scope of the services to be provided to the Administrative Agent by the Consultant shall be as is from time to time agreed upon between the Administrative Agent and the Consultant (after consultation by the Administrative Agent with the Company, as to which consultation the Company shall make itself readily available). In connection with the foregoing, the Company agrees to provide the Consultant with access to the books and records of the Company and its Subsidiaries during such time as the Consultant remains engaged by the Administrative Agent on behalf of the Lenders and there exists any outstanding Obligation.

               (b) Neither the Company nor any other Loan Party shall have a right to receive any report, statement or other work product of the Consultant ("Consultant Work Product"), or if received, to rely on the
                       -----------------------
          same. Furthermore, if received, the Company and any other Loan Party agrees to maintain the confidentiality of any Consultant Work Product and agrees that neither the Administrative Agent nor any Lender (or any of their respective officers, directors, employees, agents or attorneys) (i) makes any representation or warranty regarding the accuracy of the Consultant Work Product or (ii) shall have any liability for any Consultant Work Product.

                                       9.

     IN WITNESS WHEREOF, the Company and the other Artesyn Parties hereto have caused this Waiver and Amendment to be duly executed in the City of New York, New York and the other parties hereto have caused this Waiver and Amendment to be duly executed, each as of the date first above written.

                              ARTESYN TECHNOLOGIES, INC., as a Borrower

                              By: ___________________________
                                  Name:
                                  Title:


                              ARTESYN NORTH AMERICA, INC., as a Subsidiary
                              Borrower

                              By: ___________________________
                                  Name:
                                  Title:


                              ARTESYN CAYMAN LP, as a Subsidiary Borrower

                              By:  ARTESYN NORTH AMERICA, INC.

                                   General Partner

                                   By: _______________________________
                                       Name:
                                       Title:

                              By:  ARTESYN DELAWARE LLC

                                   General Partner

                                   By: _______________________________
                                       Name:
                                       Title:


                   [Signature Page to Waiver and Amendment]

                              ARTESYN TECHNOLOGIES COMMUNICATION PRODUCTS, INC., as a Subsidiary Borrower

                              By: ___________________________
                                  Name:
                                  Title:

                   [Signature Page to Waiver and Amendment]

                              BANK OF AMERICA, N.A., as
                              Administrative Agent, Lender, L/C Issuer and Swing Line Lender


                              By: ___________________________
                                  Name:
                                  Title:


                   [Signature Page to Waiver and Amendment]

                              BNP PARIBAS, as a Lender


                              By: ___________________________
                                  Name:
                                  Title:


                              By: ___________________________
                                  Name:
                                  Title:

                   [Signature Page to Waiver and Amendment]

                              THE BANK OF NEW YORK, as a Lender


                              By: ____________________________
                                  Name:
                                  Title:

                   [Signature Page to Waiver and Amendment]

                              THE BANK OF NOVA SCOTIA, as a Lender


                              By: ____________________________
                                  Name:
                                  Title:

                   [Signature Page to Waiver and Amendment]

                              COMERICA BANK, as a Lender


                              By: __________________________
                                  Name:
                                  Title:

                   [Signature Page to Waiver and Amendment]

                        DZ BANK DEUTSCHE ZENTRAL-
                        GENOSSENSCHAFTSBANK AG,
                        FRANKFURT AM MAIN,
                        NEW YORK BRANCH (successor by merger
                        to DG BANK DEUTSCHE GENOSSENSCHAFTSBANK AG), as a Lender


                        By: ___________________________
                            Name:
                            Title:



                        By: __________________________
                            Name:
                            Title:

                   [Signature Page to Waiver and Amendment]

                              FIRST UNION NATIONAL BANK, as a Lender


                              By: _________________________
                                  Name:
                                  Title:

                   [Signature Page to Waiver and Amendment]

                              FLEET NATIONAL BANK, as a Lender


                              By: __________________________
                                  Name:
                                  Title:

                   [Signature Page to Waiver and Amendment]

                              KEYBANK NATIONAL ASSOCIATION, as a Lender


                              By: ___________________________
                                  Name:
                                  Title:

                   [Signature Page to Waiver and Amendment]

                              STATE BANK OF INDIA, as a Lender


                              By:______________________________
                                 Name:
                                 Title:


                   [Signature Page to Waiver and Amendment]

                              SUNTRUST BANK, as a Lender


                              By:______________________________
                                 Name:
                                 Title:


                   [Signature Page to Waiver and Amendment]

                              WACHOVIA BANK, N.A., as a Lender


                              By:______________________________
                                 Name:
                                 Title:


                   [Signature Page to Waiver and Amendment]

                                                                       EXHIBIT A
                                                                       ---------
"Default Rate" means:
 ------------

     (a) During the period which shall begin on October 12, 2001 and shall end on December 1, 2001, unless an Event of Default has occurred on or prior to December 1, 2001 which is not waived by the First Amendment, in which case such period shall not end on December 1, 2001 but shall instead continue for so long as such Event of Default continues to exist, an interest rate equal to:

          (i) with respect to any Eurocurrency Rate Loan, the Eurocurrency Rate, and with respect to all other Obligations, the Base Rate, as the case may be, plus
             ----

          (ii) the margin specified in the table set forth below applicable thereto, plus
              ----

          (ii) if an Event of Default has occurred which is not waived under the First Amendment, at all times subsequent to the occurrence of such Event of Default, 2%;

in each case to the fullest extent permitted by applicable Laws.

        ------------------------------------------------------------
          Ratio of Consolidated      Eurocurrency       Base Rate
          Total Indebtedness to       Rate Margin +      Margin
          Consolidated EBITDA       Letter of Credit
                                          fee
        ------------------------------------------------------------
           Less than or equal to        3.375%           2.375%
           1.00 to 1.00
        ------------------------------------------------------------
           Less than or equal to        3.375%           2.375%
           1.50 to 1.00 but
           greater than 1.00 to
           1.00
        ------------------------------------------------------------
           Less than or equal to        3.375%           2.375%
           2.00 to 1.00 but
           greater than 1.50 to
           1.00
        ------------------------------------------------------------
           Less than or equal to        3.250%           2.250%
           2.50 to 1.00 but
           greater than 2.00 to
           1.00
        ------------------------------------------------------------
           Greater than 2.50 to 1.00    3.250%           2.250%
        ------------------------------------------------------------

     (b)  At all other times, an interest rate equal to (a) the Base Rate plus
                                                                          ----
(b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2% per
                                                               ----
annum; provided, however, that with respect to a Eurocurrency Rate Loan, the
       --------  -------
Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2% per annum, in each case to the fullest extent permitted by applicable Laws.

                                                                       EXHIBIT B
                                                                       ---------


2.06A    Mandatory Commitment Reductions.

     (a) If the Company or any of its Subsidiaries shall at any time, or from time to time, sell, transfer, lease or otherwise dispose of any of its Property, including as part of a sale and leaseback transaction, or sell or discount (with or without recourse) any of its notes or accounts receivable (or agree to do any of the foregoing), other than a sale of inventory or of obsolete or unneeded equipment in the ordinary course of business (each, an "Asset Disposition"),
                                                        -----------------
then (i) the Company shall promptly notify the Administrative Agent of such
----
Asset Disposition (including the amount of the net proceeds therefrom, calculated exclusive of (x) direct costs relating to such Asset Disposition, excluding amounts payable to the Company, any of its Subsidiaries or any of their Affiliates (y) sale, use or other transactional taxes paid or payable by the Company or its Subsidiaries as a direct result of such Asset Disposition and
(z) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the Property which is the subject of such Asset Disposition ("Net Cash Proceeds") to be received by
                                           -----------------
the Company or such Subsidiary in respect thereof) (an "Asset Disposition
                                                        -----------------
Notice"), (ii) the Company shall, promptly upon its receipt thereof, deposit
------
such Net Cash Proceeds in an account maintained by the Company at First Union National Bank, and (iii) upon the earlier of (A) the date specified for such purpose by the Company in the Asset Disposition Notice or (B) five Business Days after receipt of such Net Cash Proceeds by the Company or its Subsidiaries, the Aggregate Commitments shall be automatically and permanently reduced by an amount equal to the amount of such Net Cash Proceeds; provided, however, that no
                                                      --------  -------
reduction of Commitments shall be required under this subsection in connection with any Asset Disposition that, alone or together with all related Asset Dispositions to the same Person or Affiliate of such Person, involves Net Cash Proceeds of less than $100,000.

     (b) If the Company or any of its Subsidiaries shall issue, or agree to issue, Eligible Securities, the Company shall (i) promptly notify the Administrative Agent of the estimated proceeds of such issuance net of customary and reasonable underwriting commissions and legal, investment bank and other advisor fees and expenses actually incurred directly in connection therewith ("Net Issuance Proceeds") to be received by the Company or its Subsidiaries in
 ----------------------
respect thereof (an "Issuance Notice") and, (ii) promptly upon its receipt
                     ---------------
thereof, deposit such Net Issuance Proceeds in an account maintained by the Company at First Union National Bank. Upon the earlier of (x) the date specified for such purpose in such Issuance Notice or (y) five Business Days after the date of receipt of such Net Issuance Proceeds by the Company or its Subsidiaries, the Aggregate Commitments shall be automatically and permanently reduced by an amount equal to 75% of the amount of such Net Issuance Proceeds.

     (c) If the Company or any of its Subsidiaries shall at any time, or from time to time, suffer an Event of Loss in respect of their respective Properties, then (i) the Company shall promptly notify the Administrative Agent of such
----
Event of Loss (including the amount of the net proceeds paid to the Company or its Subsidiaries on account thereof, calculated exclusive of (A) all money actually applied to repair or reconstruct the damaged Property or Property affected by a condemnation or taking, (B) all of the costs and expenses reasonably incurred in connection with the collections of such proceeds, award or other payments and (C) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments ("Net Loss Proceeds") to be received by the Company or
                           -----------------
such Subsidiary in respect thereof) (an "Event of Loss Notice"), (ii) the
                                         --------------------
Company shall, promptly upon its receipt thereof, deposit such Net Loss Proceeds in an account maintained by the Company at First Union National Bank, and (iii) upon the earlier of (A) the date specified for such purpose by the Company in the Event of Loss Notice or (B) five Business Days after receipt of such Net Loss Proceeds by the Company or its Subsidiaries, the Aggregate Commitments shall be automatically and permanently reduced by an amount equal to the amount of such Net Loss Proceeds; provided, however, that no reduction of Commitments
                           --------  -------
shall be required under this subsection in connection with any Event of Loss that, alone or together with all related Events of Loss, involves Net Loss Proceeds of less than $100,000.

                                                                       EXHIBIT C
                                                                       ---------

                                    FORM OF

                          COMMITMENT REDUCTION NOTICE


TO: BANK OF AMERICA, N.A., as Administrative Agent

DATE: October 12, 2001

Ladies and Gentlemen:

          Reference is made to the Credit Agreement dated as of January 23, 2001 among Artesyn Technologies, Inc., a Florida corporation, as a borrower, Artesyn Cayman LP, a Cayman Islands exempted limited partnership, Artesyn North America, Inc., a Delaware corporation and Artesyn Technologies Communication Products, Inc., a Wisconsin corporation, as the initial Subsidiary Borrowers, Artesyn Technologies, Inc. and certain of its subsidiaries, as guarantors, the financial institutions party to the Credit Agreement, as Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, as amended (the "Credit Agreement"). Unless otherwise defined herein, capitalized terms used
 ----------------
herein shall have the meanings, if any, assigned to them in the Credit
Agreement.

          The Company hereby irrevocably notifies you, in accordance with
Section 2.06 of the Credit Agreement and Section 6(d) of the First Amendment, of a permanent reduction in the Aggregate Commitments to an amount equal to $150,000,000 effective upon the Effective Date (as defined in the First Amendment).

          The Company hereby certifies that the Outstanding Amount of all Loans and L/C Obligations is less than or equal to $150,000,000.

                                   Sincerely,

                                   ARTESYN TECHNOLOGIES, INC.

                                   By:_______________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT D
                                                                       ---------

                                    FORM OF

                     GUARANTORS' ACKNOWLEDGMENT AND CONSENT

          The undersigned, each a Guarantor with respect to the Company's and the Borrowers' obligations to the Administrative Agent and the Lenders under the Credit Agreement dated as of January 23, 2001 among Artesyn Technologies, Inc., a Florida corporation, as a borrower, Artesyn Cayman LP, a Cayman Islands exempted limited partnership, Artesyn North America, Inc., a Delaware corporation and Artesyn Technologies Communication Products, Inc., a Wisconsin corporation, as the initial Subsidiary Borrowers, Artesyn Technologies, Inc. and certain of its subsidiaries, as guarantors, the financial institutions party to the Credit Agreement, as Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, as amended by the Waiver (the "Credit
                                                                        ------
Agreement"), pursuant to which the Administrative Agent and the Lenders have
---------
extended certain credit facilities to the Company and certain of its Subsidiaries, each hereby:

          (i) acknowledge and consent to the execution, delivery and performance by the Company and the Subsidiary Borrowers of the Waiver and First Amendment to Credit Agreement, dated as of October 12, 2001, by and among Artesyn Technologies, Inc., a Florida corporation, as a borrower, Artesyn Cayman LP, a Cayman Islands exempted limited partnership, Artesyn North America, Inc., a Delaware corporation and Artesyn Technologies Communication Products, Inc., a Wisconsin corporation, as the initial Subsidiary Borrowers, the financial institutions party to the Credit Agreement, as Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the "Waiver");
                                                                      ------
and

          (ii) reaffirm and agree that the respective Guaranty as to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim and will so continue.

          Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

                                   ARTESYN TECHNOLOGIES, INC., as a
                                   Guarantor

                                   By:____________________________
                                      Name:
                                      Title:

                              ARTESYN NORTH AMERICA, INC., as a
                              Guarantor

                              By:__________________________
                                 Name:
                                 Title:


                              ARTESYN TECHNOLOGIES
                              COMMUNICATION PRODUCTS, INC., as a
                              Guarantor

                              By:__________________________
                                 Name:
                                 Title:


                              ARTESYN SOLUTIONS, INC., as a Guarantor

                              By:__________________________
                                 Name:
                                 Title:


                              ARTESYN COMMUNICATION PRODUCTS LLC,
                              as a Guarantor

                              By:__________________________
                                 Name:
                                 Title:

                                      D-2